Exhibit 10.1

TPG TWIN BROOK CAPITAL INCOME FUND
(F/K/A AG TWIN BROOK CAPITAL INCOME FUND)

SECOND SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of June 30, 2025

Re: $25,000,000 6.05% Series C Senior Notes, Tranche A
Due June 30, 2028

$75,000,000 6.40% Series C Senior Notes, Tranche B
Due June 30, 2030

TPG Twin Brook Capital Income Fund	Second Supplement

TPG TWIN BROOK CAPITAL INCOME FUND
(F/K/A AG TWIN BROOK CAPITAL INCOME FUND)
245 PARK AVENUE, 26TH FLOOR
NEW YORK, NEW YORK 10167

Dated as of
June 30, 2025

To the Additional Purchaser(s) named in
Schedule A hereto

Ladies and Gentlemen:
This Second Supplement to Master Note Purchase Agreement (the “Second Supplement”) is between TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund), a Delaware statutory trust (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Additional Purchasers”).
Reference is hereby made to that certain Master Note Purchase Agreement dated March 19, 2024 (as supplemented, the “Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.15 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.
The Company hereby agrees with the Additional Purchaser(s) as follows:
    1.    The Company has authorized the issue and sale of (a) $25,000,000 aggregate principal amount of its 6.05% Series C Senior Notes, Tranche A due June 30, 2028 (the “Series C Tranche A Notes”) and (b) $75,000,000 aggregate principal amount of its 6.40% Series C Senior Notes, Tranche B due June 30, 2030 (the “Series C Tranche B Notes”; collectively with the Series C Tranche A Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series C Notes”). The Series C Notes, together with the Series A Notes issued pursuant to the Note Purchase Agreement, the Series B Notes issued pursuant to that certain First Supplement to Master Note Purchase Agreement dated as of October 15, 2024, and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series C Notes shall be substantially in the form set out in Exhibit 1 or Exhibit
1

TPG Twin Brook Capital Income Fund	Second Supplement
2 hereto, as applicable, with such changes therefrom, if any, as may be approved by the Additional Purchasers and the Company.
    2.    Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Additional Purchaser, and each Additional Purchaser agrees to purchase from the Company, Series C Notes in the principal amount set forth opposite such Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.
    3.    The sale and purchase of the Series C Notes to be purchased by each Additional Purchaser shall occur at the offices of Chapman and Cutler LLP, 320 S. Canal Street, Chicago, Illinois 60604, at 8:00 a.m. Chicago time, at a closing (the “Series C Closing”), subject to Section 4 hereof and Section 4 of the Note Purchase Agreement, to be held on June 30, 2025. At the Series C Closing, the Company will deliver to each Additional Purchaser the Series C Notes of the applicable Tranche to be purchased by such Additional Purchaser in the form of a single Series C Note of such Tranche (or such greater number of Series C Notes of such Tranche in denominations of at least $100,000 as such Additional Purchaser may request) dated the date of the Series C Closing and registered in such Additional Purchaser’s name (or in the name of such Additional Purchaser’s nominee), against delivery by such Additional Purchaser to the Company or its order of immediately available funds for the account of the Company pursuant to the applicable funding instructions delivered in accordance with Section 4.10 of the Note Purchase Agreement. If, at the Series C Closing, the Company shall fail to tender such Series C Notes of the applicable Tranche to any Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Additional Purchaser’s satisfaction, such Additional Purchaser shall, at such Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Additional Purchaser may have by reason of such failure by the Company to tender such Series C Notes of the applicable Tranche or any of the conditions specified in Section 4 not having been fulfilled to such Additional Purchaser’s satisfaction.
    4.    The obligation of each Additional Purchaser to purchase and pay for the Series C Notes to be sold to such Additional Purchaser at the Series C Closing is subject to the fulfillment to such Additional Purchaser’s satisfaction, prior to the Series C Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series C Notes of the applicable Tranche to be purchased at the Series C Closing as if each reference to “Notes,” “Closing” and “Additional Purchaser” set forth therein was modified to refer to the “Series C Notes of the applicable Tranche,” the “Series C Closing” and the “Additional Purchaser” (each as defined in this Second Supplement) and to the following additional conditions:
    (a)    Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of the Series C Closing (except for representations and warranties which apply to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is
2

TPG Twin Brook Capital Income Fund	Second Supplement
superseded in Exhibit A) and the Company shall have delivered to each Additional Purchaser an Officer’s Certificate, dated the date of the Series C Closing certifying that such condition has been fulfilled.
    (b)    Contemporaneously with the Series C Closing, the Company shall sell to each Additional Purchaser, and each Additional Purchaser shall purchase, the Series C Notes of the applicable Tranche to be purchased by such Additional Purchaser at the Series C Closing as specified in Schedule A.
5.    (a)    For purposes of determinations under the Series C Notes, Section 8.2(a) shall be amended by adding the following proviso at the end of the first sentence thereof provided, further, that, at any time on or after May 30, 2028, the Company may, at its option, upon notice as provided below, prepay all or any part of the Series C Tranche A Notes at 100% of the principal amount so prepaid, together with accrued interest to the prepayment date; provided, further, that, at any time on or after March 30, 2030, the Company may, at its option, upon notice as provided below, prepay all or any part of the Series C Tranche B Notes at 100% of the principal amount so prepaid, together with accrued interest to the prepayment date.
    (b)    For the avoidance of doubt, the terms of Section 10.7(a) of the Note Purchase Agreement, as amended by the First Supplement to Master Note Purchase Agreement dated as of October 15, 2024, and as set forth below for convenience, shall read as follows:
        (a)    Minimum Shareholder’s Equity. The Company will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Company to be less than $832,750,000 plus 25% of the net proceeds from the sale of Equity Interests by the Company and its Subsidiaries after August 16, 2024, other than proceeds of sales of Equity Interests by and among the Company and its Subsidiaries.
    (c)    With respect to the Series C Notes, Section 17.4 of the Master Note Purchase Agreement shall be amended to reference Section 17.1(a)(1), (2) and (3) instead of Section 17.1(a), (b) or (c).
    6.    Each Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series C Notes of each Tranche to be purchased by such Additional Purchaser as if each reference to “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer to the “Series C Notes of each Tranche to be purchased by such Purchaser,” the “Series C Closing for each Tranche to be purchased by such Purchaser” and the “Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Second Supplement.
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TPG Twin Brook Capital Income Fund	Second Supplement
    7.    The Company and each Additional Purchaser agree to be bound by and comply with the terms and conditions of the Note Purchase Agreement, as supplemented by this Second Supplement as fully and completely as if such Additional Purchaser were an original signatory to the Note Purchase Agreement.
    8.    This Second Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
    9.    This Second Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. The parties agree to electronic contracting and signatures with respect to this Second Supplement. Delivery of an electronic signature to, or a signed copy of, this Second Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Second Supplement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
The execution hereof shall constitute a contract between the Company and the Additional Purchaser(s) for the uses and purposes hereinabove set forth.

    TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund)

    By: /s/ Terrence Walters
    Name: Terrence Walters
    Title: Authorized Signatory

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TPG Twin Brook Capital Income Fund	Second Supplement

This Agreement is hereby accepted and
agreed to as of the date thereof.

     LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED
    By: Legal & General Investment Management America, Inc., its Investment Manager

    By: /s/ Edward Wood
    Name: Edward Wood
    Title: Head of Private Credit Investment, North America

    BMO LIFE ASSURANCE COMPANY
    By: Legal & General Investment Management America, Inc., its Investment Manager

    By: /s/ Edward Wood
    Name: Edward Wood
    Title: Head of Private Credit Investment, North America

    THE BOEING COMPANY EMPLOYEE RETIREMENT PLANS MASTER TRUST
    By: Legal & General Investment Management America, Inc., its Investment Manager

    By: /s/ Edward Wood
    Name: Edward Wood
    Title: Head of Private Credit Investment, North America

TPG Twin Brook Capital Income Fund	Second Supplement

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund	Second Supplement

This Agreement is hereby accepted and
agreed to as of the date thereof.

     AMERICAN GENERAL LIFE INSURANCE COMPANY
    By: Corebridge Institutional Investments (U.S.), LLC, its Investment Adviser

    By: /s/ Craig Moody
    Name: Craig Moody
    Title: Managing Director

[SIGNATURE PAGE]

Information Relating to Additional Purchasers

Schedule A
(to Second Supplement)

Exhibit A
to Second Supplement
Supplemental Representations
The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects both as of the date hereof with respect to the Series C Notes and as of the date of the Series C Closing with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer to the “Series C Notes” (or “the Series C Notes of the applicable Tranche”, as the case may be) and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the Second Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby and are also modified as described in the proceeding sentence:
    Section 5.3.    Disclosure. (a) This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Additional Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information and other forward-looking information referenced in Section 5.3(b), information relating to third parties and information of a general economic or general or specific industry nature) prior to June 24, 2025 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, and such documents, certificates or other writings and such financial statements delivered to each Additional Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, did not as of June 24, 2025, and, after taking into account all updates thereto and the same having been delivered to the Purchasers, do not, as of the date of the Second Supplement or the date of the Series C Closing, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2024, as of the date of the Second Supplement and the date of the Series C Closing, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company, as of the date of the Second Supplement and the date of the Series C Closing, that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
    (b)    All financial projections, pro forma financial information and other forward-looking information which has been delivered to each Additional Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information of the Company, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (1) such financial information as it relates to future events is
Exhibit A
(to Second Supplement)

subject to significant and inherent uncertainty and contingencies (many of which are beyond the control of the Company) and that no assurance can be given that such financial information will be realized, and are therefore not to be viewed as fact, and (2) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein.
    Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates. On the date of the Second Supplement and on the date of the Series C Closing: (a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of the applicable date of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s directors and senior officers.
    (b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries on the applicable date have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the Company or another Subsidiary on such date free and clear of any Lien that is prohibited by this Agreement.
    (c)    Each Subsidiary is a limited liability company or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization or incorporation, as applicable, and is duly qualified as a foreign limited liability company or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, except in those jurisdictions where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the limited liability company or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    (d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 on the date of the Second Supplement or listed on a sub-schedule for (and on the date of) the Series C Closing sharing changes otherwise permitted under the Agreement and entered into or effective after the date of the Second Supplement and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
    Section 5.5.    Financial Statements; Material Liabilities. On the date of the Second Supplement and on the date of the Series C Closing the Company has delivered to each relevant Additional Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).
    Section 5.13.    Private Offering by the Company. As of the date of the Second Supplement and the date of the Series C Closing, neither the Company nor anyone acting on its behalf has offered the Series C Notes or any similar Securities for sale to, or solicited any offer to buy the Series C Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than ten (10) Institutional Investors (including the Additional Purchasers), each of which has been offered the Series C Notes at a private sale for investment. As of the date of the Second Supplement and the date of the Series C Closing, neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series C Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
    Section 5.14.    Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale at the Series C Closing to be sold at the Series C Closing hereunder for general corporate purposes, including to make investments, repay existing debt and make distributions to its beneficiaries. No part of the proceeds from the sale of the Series C Notes of any Tranche hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). On the date of the Second Supplement and on the date of the Series C Closing, margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
    Section 5.15.    Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Material Indebtedness of the Company and its Subsidiaries (provided that the aggregate amount of all Indebtedness not listed on Schedule 5.15 does not exceed $150,000,000) as of June 1, 2025 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantee thereof), since which date, as of the date of the Second Supplement and as of the date of the Series C Closing, there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Material Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Material Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Material Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
    (b)    Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Material Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Material Indebtedness.
    (c)    Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Material Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Material Indebtedness of the Company, except as disclosed in Schedule 5.15.

Exhibit 1 to Second Supplement

[Form of Series C, Tranche A Note]
THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

TPG Twin Brook Capital Income Fund
(f/k/a AG Twin Brook Capital Income Fund)
6.05% Series C Senior Note, Tranche A, Due June 30, 2028
No. RC-A-[_____]    [Date]
$[_______]    PPN 87343@ AD3

For Value Received, the undersigned, TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund) (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 30, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.05% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Master Note Purchase Agreement, from the date hereof, payable semiannually, on the 30th day of June and December in each year, commencing with the June or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the offices of the Company in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.
Exhibit 1
(to Second Supplement)

This Note is one of a series of Senior Notes, Series C Tranche A (herein called the “Notes”) issued pursuant to a Supplement dated June 30, 2025 (the “Second Supplement”) to the Master Note Purchase Agreement, dated March 19, 2024 (as amended, supplemented or modified by the Second Supplement and as from time to time further amended, supplemented or modified, the “Master Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representations set forth in Section 6 (in the case of an Assignee, other than those set forth in Section 6.4(f) and Section 6.8(b)) of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.
This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

    TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund)

    By:
    Name:
    Title:

1-2

Exhibit 2 to Second Supplement

[Form of Series C, Tranche B Note]
THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE

TPG Twin Brook Capital Income Fund
(f/k/a AG Twin Brook Capital Income Fund)
6.40% Series C Senior Note, Tranche B, Due June 30, 2030
No. RC-B-[_____]    [Date]
$[_______]    PPN 87343@ AE1

For Value Received, the undersigned, TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund) (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 30, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.40% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Master Note Purchase Agreement, from the date hereof, payable semiannually, on the 30th day of June and December in each year, commencing with the June or December next succeeding the date hereof, and on the Maturity Date,, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the offices of the Company in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.
Exhibit 2
(to Second Supplement)

This Note is one of a series of Senior Notes, Series C Tranche B (herein called the “Notes”) issued pursuant to a Supplement dated June 30, 2025 (the “Second Supplement”) to the Master Note Purchase Agreement, dated March 19, 2024 (as amended, supplemented or modified by the Second Supplement and as from time to time further amended, supplemented or modified, the “Master Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representations set forth in Section 6 (in the case of an Assignee, other than those set forth in Section 6.4(f) and Section 6.8(b)) of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.
This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

    TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund)

    By:
    Name:
    Title:

2-2

Schedule 5.3

Disclosure Materials

Schedule 5.3
(to Second Supplement)

Schedule 5.4

Subsidiaries of the Company and
Ownership of Subsidiary Stock

Schedule 5.4
(to Second Supplement)

Schedule 5.5

Financial Statements

Schedule 5.5
(to Second Supplement)

Schedule 5.15

Existing Indebtedness of the Company and its Subsidiaries

Schedule 5.15
(to Second Supplement)

Schedule 10.1

Transactions with Affiliates

Schedule 10.1
(to Second Supplement)